UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 18, 2021

II-VI Incorporated

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-39375	25-1214948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

375 Saxonburg Boulevard, Saxonburg, Pennsylvania 16056
(Address of Principal Executive Offices) (Zip Code)

(724) 352-4455

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	IIVI	Nasdaq Global Select Market
Series A Mandatory Convertible Preferred Stock, no par value	IIVIP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 19, 2021, the Board of Directors of II-VI Incorporated (the “Company”) elected Lisa Neal-Graves to serve as a member of the Board of Directors, effective November 22, 2021. Ms. Neal-Graves will serve as a Class Two Director. The Board of Directors has determined that Ms. Neal-Graves qualifies as an independent director under Nasdaq listing standards and related rules and regulations of the Securities and Exchange Commission. Ms. Neal-Graves has not been appointed to any committees of the Board of Directors at this time.

Ms. Neal-Graves, 58, has served as Principal of LMNG Innovations, LLC, a provider of consulting services to the technology industry, since 2020. Ms. Neal-Graves previously served as the Chief Innovation Officer for the Colorado State Attorney General’s Office in 2019, as the General Counsel and Chief Marketing Officer of Universal Plasma, LLC, an early stage antenna technology company, in 2017 and 2018, and as the Vice President and General Manager of the Cloud Strategic Product Group of Zayo Group, a provider of telecommunications fiber network services, in 2016 and 2017. She also served in various roles at Intel Corporation since 2006, including as Director of Technology Insights at Intel Labs, Executive Director of Intel China Research & Development, and Senior Manager of Procurement. Ms. Neal-Graves currently serves as a director of Rocky Mountain Public Media, which is a statewide, member-supported, multimedia organization in Colorado and the owner of Rocky Mountain PBS. Ms. Neal-Graves is a graduate of Hampton University, where she obtained her undergraduate degree in applied mathematics and computer science. Ms. Neal-Graves also holds a Masters in Computer Science from Michigan State University (with an emphasis in Artificial Intelligence), a Masters of Engineering from the University of Colorado Boulder, and a J.D. from the University of Colorado School of Law.

In connection with Ms. Neal-Graves’s appointment to the Board of Directors, and consistent with the Board of Directors’ current compensation arrangements for non-employee directors, Ms. Neal-Graves will be eligible to receive the Company’s standard annual cash compensation and expense reimbursement for non-employee directors, pro-rated for the remainder of the Company’s 2022 fiscal year. Ms. Neal-Graves also will be eligible to receive equity awards as part of the Company’s standard compensation for non-employee directors, as well as reimbursement of expenses.

There were no arrangements or understandings between Ms. Neal-Graves and any other person pursuant to which Ms. Neal-Graves was selected as a director, and there are and have been no transactions since the beginning of the Company’s last fiscal year, or currently proposed, regarding Ms. Neal-Graves that are required to be disclosed by Item 404(a) of Regulation S-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 19, 2021, the Board of Directors of the Company unanimously voted to amend and restate the Company’s corporate Bylaws (the “Bylaws”), effective immediately. As amended and restated, the Bylaws provide that the number of directors on the Company’s Board of Directors must be at least five and not more than 14. The Bylaws previously provided that the number of directors must be at least five and not more than 11. A copy of the amended and restated Bylaws is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The Company held its Annual Meeting of Shareholders on November 18, 2021 (the “Annual Meeting”). As of September 15, 2021, the record date for the Annual Meeting (the “Record Date”), there were 106,237,103 shares of the Company’s common stock, no par value (“Common Stock”), outstanding and entitled to vote at the Annual Meeting. In addition, 75,000 shares of the Company’s Series B-1 Convertible Preferred Stock, no par value (“Series B-1 Preferred Stock”), were issued and outstanding as of the Record Date and entitled to vote as one class with the Common Stock on an as-converted basis. A total of 90,160,097 shares of Common Stock and 75,000 shares of Series B-1 Preferred Stock, representing approximately 86% of the total number of votes entitled to be cast at the Annual Meeting, were present in person or by proxy at the Annual Meeting.

(b) At the Annual Meeting, the Company’s shareholders elected Michael L. Dreyer, Vincent D. Mattera, Jr., Stephen Pagliuca and Howard H. Xia as Class One Directors to serve until the Company’s 2024 annual meeting of shareholders or until their respective successors are duly elected and qualified (“Proposal 1”). Proposal 1 received the following votes:

Michael L. Dreyer

For	Against	Abstain	Broker Non-Votes
83,273,784	4,901,415	103,578	10,731,320

Vincent D. Mattera, Jr.

For	Against	Abstain	Broker Non-Votes
83,780,253	3,518,747	979,777	10,731,320

Stephen Pagliuca

For	Against	Abstain	Broker Non-Votes
87,716,872	457,764	104,141	10,731,320

Howard H. Xia

For	Against	Abstain	Broker Non-Votes
79,744,861	8,433,788	100,128	10,731,320

At the Annual Meeting, the Company’s shareholders approved (on a non-binding advisory basis) the Company’s executive compensation paid to named executive officers in the Company’s fiscal year 2021, as disclosed in the 2021 Proxy Statement (“Proposal 2”). Proposal 2 received the following votes:

For	Against	Abstain	Broker Non-Votes
84,027,573	4,029,744	221,460	10,731,320

At the Annual Meeting, the Company’s shareholders ratified the selection by the Audit Committee of the Company’s Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending June 30, 2022 (“Proposal 3”). Proposal 3 received the following votes:

For	Against	Abstain	Broker Non-Votes
98,103,898	483,913	422,286	—

Item 8.01. Other Events.

As previously announced, Francis J. Kramer, formerly the Chair of the Company’s Board of Directors, transitioned to Chair Emeritus effective immediately following the Annual Meeting, while continuing as a director. Vincent D. Mattera, Jr., the Company’s current Chief Executive Officer and a director since 2012, became Chair of the Company’s Board of Directors at that time. Further, Enrico Digirolamo, a director since 2018, was chosen to serve as the Company’s Lead Independent Director, effective immediately following the Annual Meeting. Marc Y.E. Pelaez, the Company’s prior Lead Independent Director, will continue as a director.

In addition, on November 19, 2021, the Board of Directors of the Company declared a quarterly dividend of $3.00 per share on its 6.00% Series A Mandatory Convertible Preferred Stock, no par value (“Series A Preferred Stock”). The quarterly dividend will be payable in cash on January 1, 2021, to all shareholders of record of the Series A Preferred Stock as of the close of business on December 15, 2021.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amended and Restated Bylaws of II-VI Incorporated, as amended and restated effective November 19, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

II-VI Incorporated

Date: November 24, 2021	By:	/s/ Jo Anne Schwendinger
Jo Anne Schwendinger
Chief Legal and Compliance Officer